UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2012

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2012, Transocean Ltd. (the “Company”) announced that Esa Ikäheimonen will succeed Gregory L. Cauthen as Executive Vice President and Chief Financial Officer on November 15, 2012.

Mr. Ikäheimonen’s monthly base salary as Executive Vice President and Chief Financial Officer will be 54,833.33 Swiss Francs and his 2012 annual cash bonus opportunity (prorated for his term of service) will be 80% of his base salary.  Mr. Ikäheimonen also will be eligible for awards under the Company’s Long-Term Incentive Program.  Mr. Ikäheimonen will receive a sign-on award of $250,000 in cash, which he will be required to repay if he leaves the Company during his first year of employment.  In addition, Mr. Ikäheimonen will receive a sign-on award on November 15, 2012 of time-vested deferred units, which will vest in three equal installments on the first three anniversaries of the commencement of his employment with the Company, subject to his continued employment with the Company.  The number of deferred units will be determined by dividing $750,000 by the 30-trading day average closing price of the Company’s shares ending the last day of the month prior to the commencement of his employment with the Company. In addition, Mr. Ikäheimonen will receive normal relocation benefits related to his relocation to the Company’s offices in Geneva.

Prior to November 15, 2012, Mr. Ikäheimonen will join the Company as a consultant, effective October 10, 2012. For his consulting services, Mr. Ikäheimonen will receive a monthly fee of 96,599 Swiss Francs, prorated for partial months, and the Company will reimburse Mr. Ikäheimonen for reasonable expenses actually incurred in the performance of his consulting services.

Mr. Ikäheimonen, age 48, most recently served as the Chief Financial Officer and Senior Vice President of Seadrill Ltd., an offshore drilling contractor, from July 2010 to August, 2012.  Mr. Ikäheimonen also served as Executive Vice President and Chief Financial Officer of Pöyry PLC, a global consulting and engineering company, from February 2009 to June 2010.  Before that he served with Royal Dutch Shell for almost 20 years, including as Vice President Finance for Shell Africa Exploration and Production, from January 1990 to February 2009. Mr. Ikäheimonen holds a Masters Degree in Law from the University of Turku in Finland.

A copy of the press release announcing the appointment of Mr. Ikäheimonen is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated September 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: September 9, 2012	By	/s/ Ryan Tarkington
Ryan Tarkington
Authorized Person

Index to Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated September 9, 2012